Insurance Proceeds	6 Months Ended
Jun. 30, 2019
Insurance Proceeds
Insurance Proceeds

5) Insurance Proceeds

During the fourth quarter of 2017, the Carmen Knutsen undertook her 5‑year special drydocking survey. During dismantling for overhaul, a technical default with her controllable pitch propeller was found. As a result, the Vessel went to a different yard to complete the repair. Repairs were completed and the Vessel was back on hire on January 1, 2018. The additional off-hire and technical costs were subject to an insurance claim. Under its loss of hire insurance policies, the Partnership’s insurer paid the hire rate agreed in respect of the Carmen Knutsen for each day in excess of 14 deductible days while the Vessel was off-hire as a result of the repairs of the controllable pitch propeller. For the three and six months ended June 30, 2018, the Partnership recorded $0.45 million for loss of hire which were recorded as a component of total revenues since day rates are recovered under the terms of the policy.

For the year ended December 31, 2017, the Partnership recorded $2.40 million to  vessel operating expense as an estimate of the cost of repairs of the controllable pitch propeller. For the six months ended June 30, 2018, an additional repair cost of $0.15 million was recorded to vessel operating expenses. As of June 30, 2018, the Partnership had received payments and recorded $2.25 million for hull and machinery repairs, resulting in a net expense of $0.30 million.